UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2007

______________________________

SYNTROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-21911	73-1565725
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	Identification No.)

4322 South 49th West Avenue
Tulsa, Oklahoma	74107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 592-7900

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 13, 2007, Syntroleum Corporation (“Syntroleum) reported fourth quarter and full year 2006 earnings. For additional information regarding Syntroleum’s fourth quarter and full year 2006 earnings, please refer to Syntroleum’s press release attached to this report as Exhibit 99.1, which is incorporated by reference herein.

The information being furnished pursuant to Item 2.02 of this Form 8-K shall be deemed to be “filed” for the purposes of the Securities Exchange Act of 1934 (the “Exchange Act”) and shall be incorporated by reference into filings under the Securities Act of 1933, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.
	(c)	Exhibits

The following exhibit is herewith:

99.1	Press Release issued February 13, 2007 regarding Syntroleum Corporation’s fourth quarter and full year 2006 earnings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTROLEUM CORPORATION

Date: February 13, 2007	By:	/s/ Greg G. Jenkins
Greg G. Jenkins Executive Vice President, Finance & Business Development and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1	Press Release issued February 13, 2007 regarding Syntroleum Corporation’s fourth quarter and full year 2006 earnings